Exhibit 99.1

October 19, 2006

To The Board of Directors and Stockholders
Sun Energy Solar, Inc.
Sarasota, Florida

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of Sun Energy Solar, Inc., (a development stage company), as of July 31, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the period from inception (November 9, 2005) through July 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sun Energy Solar, Inc. (a development stage company) at July 31, 2006, and the results of its operations and its cash flows for the period from inception (November 9, 2005) through July 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Bobbitt, Pittenger and Company

Certified Public Accountants
Sarasota, Florida

 SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

July 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$4,360,980
Prepaid expenses	43,254
Interest receivable	16,693
TOTAL CURRENT ASSETS	4,420,927
Furniture and equipment, net	33,202
$4,454,129

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$240,642
Related party payables	27,000
TOTAL CURRENT LIABILITIES	267,642
STOCKHOLDERS’ EQUITY
Common stock, $0.00005 par value; 1,500,000,000 shares authorized: 231,005,256 issued and outstanding	11,550
Additional paid-in capital	5,404,337
Deficit accumulated during the development stage	(1,229,400)
TOTAL STOCKHOLDERS’ EQUITY	4,186,487
$4,454,129

See notes to financial statements.

 SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION
(NOVEMBER 9, 2005) THROUGH JULY 31, 2006

Revenue	$—
Expenses:
Selling, general and administrative	1,214,170
Research and development	57,751
Total expenses	1,271,921
Operating loss	(1,271,921)
Other income:
Interest	42,521
Total other income	42,521
Loss before income tax benefit	(1,229,400)
Income tax benefit	—

Net loss	$(1,229,400)
Loss per share:
Basic	$(0.01)
Diluted	$(0.01)
Weighted average number of common shares outstanding:
Basic	193,551,177
Diluted	193,551,177

See notes to financial statements.

 SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM INCEPTION (NOVEMBER 9, 2005) THROUGH JULY 31, 2006

	Common Stock			Additional Paid-in Capital		Accumulated Deficit		Total
	Shares	Amount
Balance at inception, November 9, 2005		$		$		$		$
Capital contributed by founders	177,525,000		8,876		58,985				67,861
Shares issued in private placement	44,979,626		2,249		4,495,714				4,497,963
Stock issued for services and compensation	8,500,630		425		849,638				850,063
Net loss							(1,229,400)		(1,229,400)
Balance, July 31, 2006	231,005,256		$11,550		$5,404,337		$(1,229,400)		$4,186,487

See notes to financial statements.

 SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS FOR THE PERIOD FROM INCEPTION
(NOVEMBER 9, 2005) THROUGH JULY 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,229,400)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	1,833
Stock issued for services and compensation	850,063
Changes in operating assets and liabilities:
Interest receivable	(16,693)
Prepaid expenses	(43,254)
Accounts payable and accrued expenses	240,641
Related party payables	27,000
Net cash used by operating activities	(169,810)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(35,034)
Net cash used in investing activities	(35,034)
CASH FLOWS FROM FINANCING ACTIVITIES:
Equity contributed by private placement	4,497,963
Contributed capital	67,861
Net cash provided by financing activities	4,565,824
NET INCREASE IN CASH AND CASH EQUIVALENTS	4,360,980
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—
CASH AND CASH EQUIVALENTS, END OF YEAR	$4,360,980
Interest	$—
Income taxes	$—
Noncash operating and financing activities:
Stock issued for services and compensation	$850,063

See notes to financial statements.

 SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (NOVEMBER 9, 2005) THROUGH JULY 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization, Nature, and Continuance of Operations

Sun Energy Solar, Inc. (“the Company”) was incorporated under the laws of the State of Delaware on November 9, 2005. The Company was organized for the purpose of developing solar related products and technologies. The Company was originally named Sologic, Inc. On April 25, 2006, the Company completed its name change from Sologic, Inc. to Sun Energy Solar, Inc.

The Company is developing solar and non-solar powered substrates that permit sign-quality graphics to be run through printers with electric lighting embedded in the substrate.

On December 21, 2005, the Company acquired the patent rights (patent applied for) to No. 60/617,263 Titled Substrate with Light Display, applied for on September 2, 2005, from Sparx, Inc., a Florida corporation 100% owned by the Company’s Chief Executive Officer. Sparx, Inc. had acquired the patent rights from company officers who were the original inventors. As compensation under this agreement, the Company has granted Sparx, Inc., a royalty of 4.9% of gross revenues (see Note B).

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the development stage of business and has experienced negative cash flows from operations to date and has accumulated losses of $1,229,400. The Company has budgeted approximately $1.5 million for initial product development and operations for fiscal 2007. To date the Company has funded operations through the issuance of common stock. Management’s plan is to continue raising funds through future equity or debt financings as needed until it achieves profitable operations. During the period from inception (November 9, 2005) through July 31, 2006, the Company completed a private placement of 44,979,626 shares for gross proceeds of $4,497,963. The ability of the Company to continue its operations as a going concern is dependent on continuing to raise sufficient new capital to fund its business and development activities and to fund ongoing losses, if needed, and ultimately on generating profitable operations.

Accounting Method

The Company recognizes income and expenses on the accrual basis of accounting. The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. The Company has elected a fiscal year end of July 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents. The Company maintains cash and cash equivalents in deposit accounts with one financial institution located in the United States. Deposit accounts exceed federally insured limits. Management does not believe the Company is exposed to significant risks on such accounts. Generally, these deposits may be redeemed upon demand and, therefore, bear minimal interest rate risk. At July 31, 2006, the Company had an uninsured cash balance of $4,306,425.

Royalty Agreements

The Company has entered into an agreement that requires the payment of royalties to Sparx, Inc. (See Note B), a company owned by the Chief Executive Officer and largest shareholder. The Company expenses royalties as product costs during the period in which the related revenues are recorded. As of July 31, 2006, there were no royalties expensed under this agreement.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Furniture and Equipment

Furniture and equipment are recorded at cost. Maintenance, repairs and other renewals are charged to expense when incurred. Major additions are capitalized, while minor additions, which do not extend the useful life of an asset, are charged to operations when incurred. When property and equipment are sold or otherwise disposed of, the related cost and accumulated depreciation is removed from the accounts, and any gain or loss is included in operations. Depreciation is calculated using the straight-line method, in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives, which range from three to seven years. Leasehold improvements are amortized using the straight-line method over the lives of the respective leases or the service lives of the improvements, whichever is shorter.

Accounting for Long-Lived Assets

In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “ Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company’s policy is to evaluate whether there has been a permanent impairment in the value of long-lived assets, certain intangibles and goodwill. In evaluating for possible impairment, the Company uses an estimate of undiscounted cash flows. Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows. The Company has not recorded any impairment losses as of July 31, 2006.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

In accordance with SFAS No. 142, “ Goodwill and Other Intangible Assets”, intangible assets with an indefinite useful life are not amortized. Intangible assets with a finite useful life are amortized using the straight-line method over the estimated useful life. All intangible assets are tested for impairment annually during the fourth quarter of the fiscal year. The Company had no intangible assets as of July 31, 2006.

Research and Development

In accordance with SFAS No. 2, “ Accounting for Research and Development Costs”, Research and Development (“R&D”) expenses are charged to expense when incurred. R&D is performed internally, and the Company does not perform R&D for other entities. The Company has consulting arrangements which are typically based upon a fee paid monthly or quarterly. Samples are purchased that are used in testing, and are expensed when purchased. R&D costs also include salaries and related personnel expenses, direct materials, laboratory supplies, equipment expenses and administrative expenses that are allocated to R&D based upon personnel costs.

Revenue Recognition

In accordance with SEC Staff Accounting Bulletin 101, “ Revenue Recognition”, as amended by Staff Accounting Bulletin 104, the Company recognizes revenue when the following conditions have been met: there is persuasive evidence an arrangement exists which includes a fixed price, there is reasonable assurance of collection, the services or products have been provided and delivered to the customer, no additional performance is required, and title and risk of loss has passed to the customer. For the period from inception (November 9, 2005) through July 31, 2006, no revenue had been recognized.

Products may be placed on consignment to a limited number of resellers. Revenue for these consignment transactions will also be recognized as noted above.

Shipping and Handling Costs

Amounts charged to customers for shipping and handling of our products is recorded as product revenue. The related costs are recorded as cost of sales.

Advertising

Advertising costs, including direct response advertising costs, are charged to operations as incurred. There were no advertising costs charged to expense for the period from inception (November 9, 2005) through July 31, 2006.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock Based Compensation

For the period from inception (November 9, 2005) through July 31, 2006, the Company has adopted SFAS No. 123, “ Accounting for Stock Based Compensation”. SFAS No. 123 allows the Company to adopt a fair value basis of accounting for stock options and other equity instruments or to continue to apply the existing accounting required by Accounting Principles Board (APB) Opinion No. 25, “ Accounting for Stock Issued to Employees”. The Company has also adopted the disclosure provisions of SFAS No. 148, “ Accounting for Stock Based Compensation—Transition and Disclosure”. This pronouncement requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock based employee compensation and the effect of the method used on reporting results. The Company is required to adopt SFAS No. 123R, “ Accounting for Stock Based Compensation – Revised” beginning with the first fiscal year beginning after December 15, 2005, which will become effective for the Company the first quarter of the fiscal year ended July 31, 2007. The impact has not yet been determined by the Company.

The Company had the option to either apply SFAS 123 (R) on a modified prospective method or to restate previously issued financial statements, and chose to utilize the modified prospective method. Under this method, the Company is required to record compensation expense (as previous awards continue to vest) for the unvested portion of previously granted awards that remain outstanding at the date of adoption.

Share Based Payments (SFAS123(R))

Effective August 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) requiring that compensation cost relating to share-based payment transactions be recognized in our financial statements. The cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award). The Company adopted SFAS 123R using the modified prospective method and, accordingly, did not restate prior periods to reflect the fair value method of recognizing compensation cost. Under the modified prospective approach, SFAS 123R applies to new awards and to awards that were outstanding on August 1, 2006 that are subsequently modified, repurchased or cancelled.

Legal Costs Related to Loss Contingencies

The Company accrues legal costs expected to be incurred in connection with loss contingencies as they occur. As of July 31, 2006, there were no loss contingencies expected.

Income Taxes (Benefits)

The Company utilizes the guidance provided by SFAS No. 109, “ Accounting for Income Taxes”. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that are expected to be in effect when these differences reverse. Valuation allowances are provided if necessary to reduce deferred tax assets to the amount expected to be realized.

The Company has established a valuation allowance against the deferred tax asset due to uncertainties in its ability to generate sufficient taxable income in future periods to make realization of such assets more likely than not. The Company has not recognized an income tax benefit for the operating losses generated during the period from inception (November 9, 2005) through July 31, 2006.

At July 31, 2006, the Company had a net operating loss carryforward of approximately $1,224,000 that may be offset against future taxable income through 2026. The amount of the income tax benefit for the period from inception (November 9, 2005) through July 31, 2006 before the valuation allowance was applied totaled approximately $460,000.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Loss Per Share

Loss per share is computed using the basic and diluted calculations on the statement of operations. Basic loss per share is calculated by dividing net loss available to common share stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share is calculated by dividing net loss by the weighted average number of shares of common stock outstanding for the period, adjusted for the dilutive effect of common stock equivalents, using the treasury stock method. The total number of shares not included in the calculation as the effect is antidilutive is 420,454,545. The effects of the stock options are antidilutive at July 31, 2006 and therefore are excluded from the fully diluted calculation.

The reconciliation between the basic and fully diluted shares is as follows:

Period from Inception (November 9, 2005) through July 31, 2006
Numerator:
Net loss	$(1,229,400)
Denominator:
Weighted average basic shares outstanding	193,551,177
Weighted average fully diluted shares outstanding	193,551,177
Net loss per common share-basic and diluted	$(0.01)

Comprehensive Income

The Company has adopted SFAS No. 130, “ Reporting Comprehensive Income”. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The statement requires all items that are required to be recognized under accounting standards as components of comprehensive income to be disclosed in the financial statements. Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources. The Company has no components of comprehensive income and, accordingly, net loss is equal to comprehensive loss in the period from inception (November 9, 2005) through July 31, 2006.

Transfer of Financial Assets

The Company has adopted SFAS No. 140, “ Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The adoption of this standard did not have a material effect on results of operations or financial position.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash and cash equivalents, accounts payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Patent Costs

The Company incurs costs to file patent applications and to protect intellectual property. During the research and development stage the future benefit is unknown. The costs associated with the patent applications are being expensed in the periods incurred.

Options

On December 21, 2005, 500,000,000 options were issued to the Company’s Chief Executive Officer for services, exercisable at a price of $.10 (see Note K). The stock options have a fifteen year life.

Accounting changes and Error Corrections

In May 2005, the Financial Accounting Standards Board (“FASB”) issued Statement No. 154, “Accounting Changes and Error Corrections”. This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for, and reporting of, a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Adoption of this Statement did not have any material impact on the financial statements.

NOTE B - ACQUISITION OF PATENT RIGHTS FROM SPARX, INC.

On December 21, 2005, the Company acquired certain patent rights (see Note A) from Sparx, Inc., a Florida corporation 100% owned by the Company’s Chief Executive Officer and largest shareholder. As compensation under this agreement, the Company has granted Sparx, Inc., a royalty of 4.9% of gross revenues.

The Company entered into a change of control severance agreement with the Chief Executive Officer and largest shareholder on December 21, 2005. If any person, entity, or group acquires beneficial ownership of 20% or more of the Company, the Chief Executive Officer is granted voting rights on a number of common shares that would result in his having a voting majority of shares needed for any share-holder meeting.

If there is a change of control of the Company, as defined within the agreement, the Chief Executive Officer will receive a cash payment equal to the value of his annual bonus for the performance period that includes the date the change in control occurred, disregarding any applicable vesting requirements; provided that such amount will be equal to the product of the target award percentage under the applicable annual incentive plan or program in effect immediately prior to the change in control times the base pay, but prorated to base payment only on the portion of the executive’s service that had elapsed during the applicable performance period through the change in control. Such payments are to be made within five business days after the change in control.

If the Company fails to comply with any of the terms of the agreement, any related legal expenses will be paid by the Company, without respect to whether the Chief Executive Officer prevails. Reimbursement for relocation expenses on a basis consistent with the Company’s practices for senior executives, up to $50,000, shall be provided to the executive, if the executive is relocated at the request of the Company within five years of the termination date. For a period of twelve months following the termination date, the Company shall provide the executive with benefits substantially similar to those that the Chief Executive Officer was entitled to receive immediately prior to the termination date.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE C - INCOME TAXES

The Company’s deferred tax asset as of July 31, 2006 is as follows:

Deferred tax asset
Net operating loss carryforward	$460,000
Valuation allowance	(460,000)
Net deferred tax asset	$—

At July 31, 2006 the Company had a net operating loss carry forward of $460,000 for federal and state income tax purposes. The carryforward, if not utilized to offset taxable income, will begin to expire in 2026. The change in valuation allowance for the period ended July 31, 2006 totaled $460,000.

A reconciliation of provision (benefit) for income taxes to income taxes at statutory rate is as follows for the period ended July 31, 2006:

Federal income tax (benefit) at statutory rate	$(400,000)
State taxes (benefit)	(62,000)
Other	2,000
Valuation allowance	460,000
Provision (benefit) for income taxes	$—

NOTE D - FURNITURE AND EQUIPMENT, NET

At July 31, 2006, furniture and equipment consisted of the following:

Computer equipment	$28,092
Furniture and fixtures	6,943
35,035
Less: Accumulated depreciation	(1,833)
Furniture and equipment	$33,202

Total depreciation expense for the period from inception (November 9, 2005) through July 31, 2006 was $1,833.

NOTE E - STOCKHOLDERS’ EQUITY

Common Stock

The authorized capital stock of the Company was initially established on November 15, 2005 as 700,000,000 shares of common stock having a $.0001 par value. In April, 2006 the board of directors and stockholders authorized an increase in the number of shares of common stock from 700,000,000 to 1,500,000,000. The par value of the shares was decreased from $.0001 to $.00005.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE E - STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (Continued)

In June and July, 2006, the Company issued 44,979,626 restricted shares of common stock for proceeds of $4,497,963 through a private placement with a number of local and regional investors.

The Company has issued 500,000,000 stock options for compensation (see Note K). The options exercise price is $.10 and they have a fifteen year life.

A summary of options to purchase shares of common stock as of July 31, 2006 and changes during the period from inception (November 9, 2005) through July 31, 2006 is as follows:

	Outstanding Options
	Number of Shares	Exercise Price
Balance at November 9, 2005 (inception)
Granted	500,000,000	$0.10
Balance at July 31, 2006	500,000,000	$0.10

NOTE F - RENTAL AND LEASE INFORMATION

Operating Leases

The Company leases office space/warehouse facilities in Sarasota, Florida under an operating lease with a company owned by the Company’s two largest shareholders. The lease is on a month to month basis. The Company is responsible for all taxes, insurance and utility expenses associated with the leased property. There is no lease renewal option in the lease. Rental expense for the period from inception (November 9, 2005) through July 31, 2006 was $35,286. Included in accrued expenses is $25,500 of rent payable under this lease. In October 2006, the Company terminated the lease.

NOTE G - COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is subject to litigation. The Company is currently not a party to any litigation. The Company believes that any adverse outcome from potential litigation would not have a material effect on its financial position or results of operations.

NOTE H - RELATED PARTY TRANSACTIONS

Transactions with related parties during the period from inception (November 9, 2005) to July 31, 2006, include the acquisition of patent rights discussed in Note B, the lease transaction described in Note F, the stock options discussed in Note K, and the occasional rental of a condominium owned by the Company’s chief executive officer.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE I - RISKS AND UNCERTAINTIES

Operating results may be affected by a number of factors. The Company is dependent upon a number of major inventory and intellectual property suppliers. Presently, the Company does not have formal arrangements with any supplier, and shortages of key solar components exist in the industry. In the future, if the Company is unable to obtain satisfactory supplier relationships, or a critical supplier had operational problems, or ceased making material available, operations could be adversely affected.

NOTE J - EMPLOYMENT CONTRACTS

In May, June, and July, 2006, the Company signed a series of employment contracts with several of its shareholders and directors, as listed below:

In June 2006, the Company entered into an employment agreement with its Chief Executive Officer. Under the employment agreement the Chief Executive Officer receives a base salary of two million shares of common stock per year. The agreement also includes up to two million shares of common stock for each year of service beginning June, 2007. The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year’s service and can be renegotiated or terminated by either party with 60 days notice. The agreement grants the same benefits as other executives of the Company but no direct cash remuneration.

In June 2006, the Company entered into an employment agreement with its President. Under the employment agreement the President receives a base salary of two million shares of common stock per year. The agreement also includes up to two million shares of common stock for each year of service beginning June, 2007. The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice. The agreement grants the same benefits as other executives of the Company but no direct cash remuneration.

On May 22, 2006, the Company entered into a consulting agreement with an individual who has worked with the Company in its initial stage. He has established a plan for the development of relationships with customers that the Company considers crucial to its development and long-term success. He had also assisted the Company in continued efforts to expand research efforts and business development opportunities. In consideration for services rendered, royalties will be paid based on the Company’s monthly market capitalization, as described in the schedule below. No level shall be paid twice. If a level has already been paid, then the consultant shall be entitled to earn the royalty from any level below that level which has not been previously paid by the Company. Per the agreement, a maximum of 166,800,000 common shares can be issued for those services.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE J - EMPLOYMENT CONTRACTS (CONTINUED)

Market Capitalization	Royalty
$ 1 Million	2,400,000 shares
$ 50 Million	6,000,000 shares
$ 100 Million	7,200,000 shares
$ 150 Million	8,400,000 shares
$ 250 Million	12,000,000 shares
$ 300 Million	12,000,000 shares
$ 400 Million	12,000,000 shares
$ 450 Million	12,000,000 shares
$ 500 Million	12,000,000 shares
$ 550 Million	12,000,000 shares
$ 600 Million	16,800,000 shares
$ 650 Million	16,800,000 shares
$ 700 Million	16,800,000 shares
$ 750 Million	20,400,000 shares

In June 2006, the Company entered into an employment agreement with the Chief Operating Officer. Under the employment agreement, the Company granted two million shares of common stock initially and six hundred twenty-five thousand shares for each quarter of service. The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice. The agreement grants the Chief Operating Officer the same benefits as other executives of the Company but no direct cash remuneration.

Effective July 2006, the Company entered into an employment agreement with the Vice-President of Engineering. Under the employment agreement the Company granted one million fifty thousand shares initially and three hundred thousand shares for each quarter of service. The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice. The agreement grants the Vice-President of Engineering the same benefits as other executives of the Company, cash remuneration of $100,000 per year and a one time payment of $60,000.

In July 2006, the Company entered into an employment agreement with the Vice-President of Manufacturing. Under the agreement, the Company granted one million shares of common stock initially and three hundred thousand shares for each quarter of service. The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice. The agreement grants the Vice-President of Manufacturing the same benefits as other executives of the Company and an annual salary of $100,000 per year.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE J - EMPLOYMENT CONTRACTS (CONTINUED)

On May 29, 2006 the Company entered into an employment agreement with the Chief Financial Officer. Under the agreement, the Company granted stock of one million shares for each year of service after his initial year of employment for a total of 2,000,000 shares. In the event the Chief Financial Officer does not complete his initial year of service, he is required to return 1,000,000 shares to the Company. The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice. The agreement grants the Chief Financial Officer the same benefits as other executives of the Company, and an annual salary of $100,000 per year.

NOTE K - STOCK COMPENSATION

The Company has recorded stock based compensation of $850,063 in connection with the issuance of 8,500,630 shares from employment and consulting contracts. (see Note J).

The Company has granted stock options to its Chief Executive Officer. The Company measures compensation for these options under APB Opinion No. 25. No compensation cost has been recognized as the purchase price for the options is at or above the fair market value of the underlying stock at the date of grant. Had compensation expense for these options been determined consistent with SFAS No. 123, the Company’s net loss and net loss per share would be as follows:

2006
Net loss, as reported	$(1,229,400)
Net loss, proforma	$(18,996,986)
Basic income (loss) per share, as reported	$(0.01)
Basic income (loss) per share, proforma	$(0.03)

Because SFAS No. 123 has not been applied, the resulting pro forma compensation cost may not be representative of what might occur in future years. The fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used: risk-free interest rates of 6%, expected volatility of 51% and expected lives of 15 years. No dividends were assumed in the calculations.

The Company’s stock option plan provides for the granting of non-qualified and incentive stock options to purchase up to 500,000,000 shares of common stock for a period not to exceed 15 years. The options are vested. Under the plan, the option exercise price equals $.10, which was the stock’s market price on the date of grant.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE K - STOCK COMPENSATION (CONTINUED)

Stock option transactions for fiscal year 2006 are summarized as follows:

Average Exercise Price	Shares	Exercise Price
Outstanding, November 9, 2005
Granted	500,000,000	$0.10
Exercised	—
Expired	—
Outstanding, July 31, 2006	500,000,000	$0.10
Exercisable, July 31, 2006	500,000,000	$0.10

Information regarding stock options outstanding as of July 31, 2006 is as follows:

	Options Outstanding
Price Range	Shares	Exercise Price	Remaining Life
$ 0.10	500,000,000	$0.10	15 years

	Options Exercisable
Price Range	Shares	Exercise Price	Remaining Life
$ 0.10	500,000,000	$0.10	15 years

NOTE L - RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued SFAS No. 123R “ Share-Based Payment” which amends FASB Statement No. 123 and will be effective for small business filers for the first interim or annual periods beginning December 15, 2005. SFAS No. 123(R) will require the fair value of all stock option awards issued to employees to be recorded as an expense recognized over the period during which an employee is required to provide service in exchange for the award. The statement also requires the recognition of compensation expense for the fair value of any unvested stock option awards outstanding at the date of adoption. The adoption of SFAS No. 123(R) will impact the Company by requiring the use of a fair-value based method of accounting for future employee stock transactions.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In February 2006, the FASB issued SFAS No. 155, “ Accounting for Certain Hybrid Financial Instruments”. The Company is required to adopt SFAS 155 for all financial instruments acquired or issued beginning May 16, 2006. The Company is reviewing this SFAS to determine the impact on the Company’s financial position and results of operations.

In February 2006, the FASB amended FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement:

a.	Permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation.

b.	Clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133.

c.
Establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

d.	Clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives.

e.
Amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

This Statement is effective for all financial instruments acquired or issued after the beginning of our first fiscal year that begins after September 15, 2006.

The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of Statement 133 prior to the adoption of this Statement. Earlier adoption is permitted as of the beginning of our fiscal year, provided the Company has not yet issued financial statements, including financial statements for any interim period, for that fiscal year. Provisions of this Statement may be applied to instruments that we hold at the date of adoption on an instrument-by-instrument basis. Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In March 2006, the FASB issued SFAS 156 “Accounting for Servicing of Financial Assets.” This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with respect to the accounting for separately recognized servicing assets and servicing liabilities.

This statement:

a.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

b.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

c.	Permits an entity to choose “Amortization method” or “Fair value measurement method” for each class of separately recognized servicing assets and servicing liabilities.

d.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

e.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, an interpretation of SFAS No. 109. FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose uncertain tax positions taken or expected to be taken on a tax return. Under FIN 48, the Company shall initially recognize tax positions in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. The Company shall initially and subsequently measure such tax positions as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and all relevant facts. FIN 48 also revises disclosure requirements to include an annual tabular roll-forward of unrecognized tax benefits. The Company will adopt this interpretation as required in 2007 and will apply its provisions to all tax positions upon initial adoption with any cumulative effect adjustment recognized as an adjustment to retained earnings. Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (SAB 108), “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”. SAB 108 provides guidance on the consideration of the effects of prior year unadjusted errors in quantifying current year misstatements for the purpose of a materiality assessment. Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. This standard establishes a standard definition for fair value, establishes a framework under generally accepted accounting principles for measuring fair value and expands disclosure requirements for fair value measurements. This standard is effective for financial statements issued for fiscal years beginning after November 15, 2007. Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued Financial Accounting Standard No. 158, “ Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”, an amendment of FASB Statement Nos. 87, 88, 106, and 132(R) , or FAS 158. This Statement requires an employer that is a business entity and sponsors one or more single-employer defined benefit plans to:

a.	Recognize the funded status of a benefit plan—measured as the difference between plan assets at fair value (with limited exceptions) and the benefit obligation—in its statement of financial position;

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

b.
Recognize, as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to FAS 87, Employers’ Accounting for Pensions , or FAS 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions ;

c.	Measure defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions); and

d.
Disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition assets or obligations. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. This statement is not expected to have a significant effect on the Company’s financial statements.

In February 2007, the FASB issued Financial Accounting Standard No. 159 “ The Fair Value Option for Financial Assets and Financial Liabilities”—Including an amendment of FASB Statement No. 115 or FAS 159. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this Statement apply only to entities that elect the fair value option. The following are eligible items for the measurement option established by this Statement:

1.	Recognized financial assets and financial liabilities except:

a.	An investment in a subsidiary that the entity is required to consolidate.

b.	An interest in a variable interest entity that the entity is required to consolidate.

c.
Employers’ and plans’ obligations (or assets representing net over funded positions) for pension benefits, other postretirement benefits (including health care and life insurance benefits), postemployment benefits, employee stock option and stock purchase plans, and other forms of deferred compensation arrangements.

d.	Financial assets and financial liabilities recognized under leases as defined in FASB Statement No. 13, Accounting for Leases.

e.	Deposit liabilities, withdrawable on demand, of banks, savings and loan associations, credit unions, and other similar depository institutions.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

f.
Financial instruments that are, in whole or in part, classified by the issuer as a component of shareholder’s equity (including “temporary equity”). An example is a convertible debt security with a noncontingent beneficial conversion feature.

2.	Firm commitments that would otherwise not be recognized at inception and that involve only financial instruments.

3.	Nonfinancial insurance contracts and warranties that the insurer can settle by paying a third party to provide those goods or services.

4.	Host financial instruments resulting from separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument.

The fair value option:

1.	May be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method.

2.	Is irrevocable (unless a new election date occurs).

3.	Is applied only to entire instruments and not to portions of instruments.

The Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, “ Fair Value Measurements” . The Company has not yet determined what effect, if any, adoption of this Statement will have on the Company’s financial position or results of operations.